                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 and 15(d) of the
                        Securities Exchange Act of 1943

Date of Report:                                          March 29, 1995



                      BROWN & SHARPE MANUFACTURING COMPANY
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                           1-5881             050113140
         ---------                                              ---------
 (State or other jurisdiction of          (Commission       (I.R.S. Employer
  incorporation of organization)           File Number)    Identification No.)

 Precision Park, 200 Frenchtown Road, North Kingstown, Rhode Island  02852-1700
 ------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code    401-886-2000

Item 4:  Changes in Registrant's Certifying Accountants
         ---------------------------------------------

  The Audit Committee of the Board of Directors of Brown & Sharpe Manufacturing Company (the "Company") approved and recommended to the Board of Directors of the Company and the Board of Directors has approved, subject to management of the Company concluding an agreement with Ernst & Young L.L.P. ("Ernst & Young") to serve as the Company's independent auditors for fiscal year 1995, that the independent accounting firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), which served as the Company's independent accountants for fiscal year 1994 ending on December 31st and a number of prior years, be dismissed effective upon completion of the Company's 1994 financial statements and the rendering of their opinion thereon which occurred on March 29, 1995. The appointment of the independent accounting firm of Ernst & Young as the Company's independent accountants for fiscal year 1995 was effective upon the dismissal of Coopers & Lybrand on March 29, 1995, subject to approval by the stockholders at the 1995 Annual Meeting of Stockholders.

     The Company believes there were no disagreements with Coopers & Lybrand within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended December 26, 1992, December 25, 1993 and December 31, 1994 or for any subsequent interim period, which disagreements, if not resolved to their satisfaction, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its reports.

     The reports of Coopers & Lybrand on the Company's financial statements for fiscal years 1992, 1993 and 1994 or for any subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two (2) most recently completed fiscal years and through the present date, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Coopers & Lybrand and during such periods the Company has not consulted with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     A letter from Coopers & Lybrand addressed to the Securities and Exchange Commission is included in Exhibit 16 to this Form 8-K. Such letter states that Coopers & Lybrand agrees with the statements made by the Company in this Item 4.

Item 7:  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

16. Letter of Coopers & Lybrand to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Brown & Sharpe Manufacturing Company



                                 By:  /s/ Charles A. Junkunc
                                      ------------------------------------------
                                      Charles A. Junkunc
                                      Vice President and Chief Financial Officer

March 29, 1995